Exhibit 1.1

Execution Version

REDWOOD TRUST, INC.

9.500% Senior Notes due 2030

Underwriting Agreement

November 17, 2025

Morgan Stanley & Co. LLC

Goldman Sachs & Co. LLC

RBC Capital Markets, LLC

UBS Securities LLC

Wells Fargo Securities, LLC

Keefe, Bruyette & Woods, Inc.

Piper Sandler & Co.

As Representatives of the

several Underwriters listed

in Schedule 1 hereto

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

c/o RBC Capital Markets, LLC

Brookfield Place

200 Vesey Street, 8th Floor

New York, New York 10281

c/o UBS Securities LLC

Eleven Madison Avenue

New York, New York 10010

c/o Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, North Carolina 28202

c/o Keefe, Bruyette & Woods, Inc.

787 7th Avenue, 4th Floor

New York, New York 10019

c/o Piper Sandler & Co.

1251 Avenue of the Americas, 6th Floor

New York, New York 10020

Ladies and Gentlemen:

Redwood Trust, Inc., a Maryland corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC, Wells Fargo Securities, LLC, Keefe, Bruyette & Woods, Inc. and Piper Sandler & Co., are acting as representatives (the “Representatives”), $100,000,000 principal amount of its 9.500% Senior Notes due 2030 (the “Notes”) and, at the option of the Underwriters, up to an additional $15,000,000 principal amount of its 9.500% Senior Notes due 2030 (the “Option Notes”). The Notes and the Option Notes are herein referred to as the “Securities.” The Securities will be issued pursuant to the provisions of a base indenture, dated March 6, 2013 (the “Base Indenture”), as supplemented by a seventh supplemental indenture to be dated as of November 19, 2025 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”).

The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:

1.             Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), a registration statement (File No. 333-285506) including a prospectus dated March 3, 2025 (the “Base Prospectus”) relating to the Securities. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness, is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus Supplement” means the preliminary prospectus supplement dated November 17, 2025 describing the Securities and the offering thereof and any other prospectus supplement to the Base Prospectus in preliminary form that describes the Securities and the offering thereof and is used prior to the filing of the Prospectus (as defined below). The Preliminary Prospectus Supplement, together with the Base Prospectus, is referred to herein as the “Preliminary Prospectus”. As used herein, the term “Prospectus” shall mean the final prospectus supplement to the Base Prospectus that describes the Securities and the offering thereof, together with the Base Prospectus, in the form first used or made available upon the request of the purchasers pursuant to Rule 173 under the Securities Act in connection with confirmation of sales of the Securities. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement or the Prospectus.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Prospectus, as amended or supplemented immediately prior to the Time of Sale, and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act), if any, listed on Annex B hereto.

2.             Purchase of the Securities by the Underwriters. (a) The Company agrees to issue and sell the Notes to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Notes set forth opposite such Underwriter’s name in Schedule 1 hereto at a price equal to 96.85% of the principal amount thereof (the “Purchase Price”) plus accrued interest, if any, from November 17, 2025 to, but excluding, the Closing Date (as defined below).

In addition, the Company agrees to issue and sell the Option Notes to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Option Notes at the Purchase Price, if any, of such Option Notes from the Closing Date to the applicable Additional Closing Date (as defined below). Such option may be exercised solely to cover over-allotments in connection with the sale, by the Underwriters, of Securities in excess of the Notes.

If any Option Notes are to be purchased, the principal amount of Option Notes to be purchased by each Underwriter shall be the principal amount of Option Notes which bears the same ratio to the aggregate principal amount of Option Notes being purchased as the principal amount of Notes set forth opposite the name of such Underwriter in Schedule 1 hereto (or such amount increased as set forth in Section 10 hereof) bears to the aggregate principal amount of Notes being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any Securities in denominations other than $25 as the Representatives in their sole discretion shall make.

The Underwriters may exercise the option to purchase the Option Notes at any time in whole, or from time to time in part, on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate principal amount of Option Notes as to which the option is being exercised and the date and time when the Option Notes are to be delivered and paid for, which may be the same date and time as the Closing Date but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein. Option Notes may be purchased by the Underwriters for the purposes set forth under the caption “Underwriting” in the Preliminary Prospectus and the Prospectus.

(b)            Each Underwriter acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Underwriters pursuant to Sections 6(g) and 6(h), counsel for the Company and counsel for the Underwriters, respectively, may rely upon the accuracy of the representations and warranties of the Underwriters, and each Underwriter hereby consents to such reliance.

(c)            The Company understands that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Securities on the terms set forth in the Prospectus. The Company acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.

(d)            Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives in the case of the Notes, at the offices of Clifford Chance US LLP, Two Manhattan West, 375 9th Avenue, New York, NY 10001, USA at 10:00 A.M. New York City time on November 19, 2025, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Option Notes, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Notes. The time and date of such payment for the Notes is referred to herein as the “Closing Date” and the time and date for such payment for the Option Notes, if other than the Closing Date, is herein referred to as the “Additional Closing Date.”

(e)            Payment for the Securities to be purchased on the Closing Date or any Additional Closing Date, as the case may be, shall be made against delivery to the nominee of The Depository Trust Company (the “DTC”), for the respective accounts of the several Underwriters of the Securities to be purchased on such date or such Additional Closing Date, as the case may be, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of such Securities duly paid by the Company. The Global Note will be made available for inspection by the Representatives at the office of Morgan Stanley & Co. LLC set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or any Additional Closing Date, as the case may be.

(f)            The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

3.              Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

(a)            Preliminary Prospectus. No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus included in the Time of Sale Information, at the time of filing thereof, complied in all material respects with the Securities Act, and no preliminary prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any preliminary prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(b)            Time of Sale Information. The Time of Sale Information, at the Time of Sale, did not, and at the Closing Date and as of any Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Time of Sale Information, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(c)            Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i)  below), an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act , (ii) the documents listed on Annex B hereto (including a term sheet substantially in the form of Annex C hereto, which constitute part of the Time of Sale Information), and (iii) each electronic road show and any other written communications approved in writing in advance by the Representatives, in each case in accordance with Section 4(c). Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, did not, and at the Closing Date and as of any Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof. Each such Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives as described in Section 4(d), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any Preliminary Prospectus deemed to be a part thereof that has not been superseded or modified.

(d)            Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any post- effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of any Additional Closing Date, as the case may be, the Prospectus complied and will comply in all material respects with the Securities Act and does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(e)            Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)            Financial Statements. The financial statements and the related notes thereto of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement, Time of Sale Information and the Prospectus present fairly the information required to be stated therein (subject to normal year-end adjustments, which adjustments, either individually or in the aggregate, will not be material); and the other financial information included or incorporated by reference in the Registration Statement, Time of Sale Information and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly the information shown thereby; and any pro forma financial information and related notes thereto included or incorporated by reference in the Registration Statement, Time of Sale Information and the Prospectus have been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information, comply with the applicable requirements of the Securities Act and the Exchange Act, as applicable, present fairly in all respects the information shown therein, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, Time of Sale Information and the Prospectus.

(g)            No Material Adverse Change. Except as otherwise described in the Registration Statement, Time of Sale Information or the Prospectus, since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, Time of Sale Information and Prospectus, (i) there has been no material change in the capital stock, long-term debt, notes payable or current portion of long-term debt of the Company or any of the Significant Subsidiaries (defined below), or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and entities of which the Company (a) owns greater than 50% of the outstanding equity, (b) has greater than 50% of the voting rights or (c) otherwise controls directly or indirectly through one or more intermediaries (each, a “subsidiary” and together, the “subsidiaries”) taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(h)            Organization and Good Standing. The Company and each of the subsidiaries that is set forth in Schedule 2 hereto (the “Significant Subsidiaries”) have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under the Transaction Documents (as defined below) (a “Material Adverse Effect”). The Significant Subsidiaries are the only subsidiaries material to the business of the Company.

(i)            Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, Time of Sale Information and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Time of Sale Information and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, Time of Sale Information and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company (excluding, for purposes of this representation and for the avoidance of doubt, each entity set forth in Schedule 3 hereto), free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(j)            Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee or delegatee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant of Stock Options was made in accordance with the terms of the applicable Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the New York Stock Exchange (the “NYSE”) and any other exchange on which Company securities are traded, (iv) the per share exercise price of each Stock Option was equal to the fair market value of a share of common stock of the Company on the applicable Grant Date and (v) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(k)            Due Authorization. The Company has the corporate power and authority to execute and deliver this Agreement, the Indenture and the Securities (collectively, the “Transaction Documents”) and to perform its respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by the Company of each of the Transaction Documents, and the consummation by the Company of the transactions contemplated hereby and thereby or by the Time of Sale Information and the Prospectus has been duly and validly taken.

(l)            The Indenture. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). Additionally, the Indenture has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”).

(m)           Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(n)           The Securities. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued, will conform to the descriptions thereof in the Registration Statement, the Time of Sale Information and the Prospectus and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(o)            Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, Time of Sale Information and the Prospectus, as applicable.

(p)            No Violation or Default. (i) Neither the Company nor any of the Significant Subsidiaries is in violation of its charter or by-laws or similar organizational documents; (ii) neither the Company nor any of its subsidiaries is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; and (iii) neither the Company nor any of its subsidiaries is in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(q)            No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities and the consummation of the transactions contemplated by the Transaction Documents or the Time of Sale Information and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of the Significant Subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority except, in the case of clauses (i) and (iii) above, for any such breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(r)             No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities and the consummation of the transactions contemplated by the Transaction Documents or the Time of Sale Information and the Prospectus, except (i) for the registration of the Securities under the Securities Act and (ii) for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Underwriters.

(s)            Legal Proceedings. Except as described in the Registration Statement, Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; to the knowledge of the Company, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory investigations, actions, suits or proceedings that are required under the Securities Act or the Exchange Act to be described in the Registration Statement, the Time of Sale Information or the Prospectus that are not so described in the Registration Statement, Time of Sale Information and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act or the Exchange Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus.

(t)             Independent Accountants. Grant Thornton LLP, who has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(u)            Investment Portfolio; Investment Policies; Title to Real and Personal Property. The investment portfolio (other than cash and cash equivalents) of the Company consists primarily of residential, business purpose and multifamily real estate loans; residential, business purpose and multifamily real estate securities (including debt securities issued by Fannie Mae or Freddie Mac); mortgage servicing rights; home equity investment contracts (HEI) and securities backed by HEI; derivative financial instruments; and other investments that are related to, or substantially economically equivalent to, any of the foregoing. The derivative financial instruments held by the Company consist of interest rate cap agreements, interest rate swap agreements, interest rate futures and options, credit default index swaps, loan purchase and forward sale commitments and mortgage “to be announced” (TBA) contracts. Except as otherwise described in the Registration Statement, Time of Sale Information or the Prospectus, the Company has no plan or intention to materially alter its stated investment policies and operating policies and strategies as such are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Commission. The Company is, and at all times has been, in compliance with its investment policy, except as the Board of Directors of the Company shall have expressly approved otherwise in each instance of non-compliance. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, Time of Sale Information or the Prospectus, and except for “real estate owned” properties owned by the Company as a result of foreclosures on delinquent loans, if any, the Company and its subsidiaries do not own any material real property. Any real property and buildings held under lease by the Company and its subsidiaries are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Registration Statement, Time of Sale Information and the Prospectus, or except as would not have a Material Adverse Effect.

(v)            Title to Intellectual Property. To the Company’s best knowledge, (i) the Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and (ii) the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others.

(w)            No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Time of Sale Information.

(x)             Investment Company Act. Neither the Company nor any of its subsidiaries is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, Time of Sale Information and the Prospectus, will be required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(y)            Taxes. The Company and its subsidiaries have paid all material federal, state, local and foreign taxes and filed all material tax returns required to be paid or filed through the date hereof (taking into account all permitted extensions); and except as otherwise disclosed in the Registration Statement, Time of Sale Information and the Prospectus, there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(z)            REIT Qualification. The Company, commencing with its taxable year ended December 31, 1994, has been organized and operated in conformity with the requirements for qualification and taxation as a “real estate investment trust” (“REIT”) under Sections 856 through 860 of the Code; its proposed method of operation as described in the Registration Statement, Time of Sale Information and the Prospectus will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code; and the Company intends to continue to operate in a manner which would permit it to qualify as a REIT under the Code.

(aa)          Certain Subsidiaries. Each of the subsidiaries listed on Schedule 5 is or, prior to its sale or dissolution was, (i) a REIT (a “Subsidiary REIT”), (ii) a “qualified REIT subsidiary” within the meaning of Section 856(i) of the Code (a “Qualified REIT Subsidiary”) or (iii) a partnership or an entity that is (or was) disregarded as an entity separate from its owner for U.S. federal income tax purposes. Any securitization trusts formed by the Company’s Qualified REIT Subsidiaries are either (i) treated as a real estate mortgage investment conduit within the meaning of Section 860D of the Code, or (ii) disregarded as an entity separate from its owner for U.S. federal income tax purposes.

(bb)         Taxable REIT Subsidiaries. Each of the subsidiaries listed on Schedule 6 is, or prior to its sale or dissolution was, a “taxable REIT subsidiary” within the meaning of Section 856(l) of the Code (a “Taxable REIT Subsidiary”). The Company has had and has no other Taxable REIT Subsidiaries other than wholly-owned subsidiaries of the foregoing that are treated as corporations for U.S. federal income tax purposes.

(cc)          Taxable Mortgage Pool. Neither the Company nor any of its subsidiaries or asset pools is treated as a taxable mortgage pool within the meaning of Section 7701(i) of the Code.

(dd)         Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, Time of Sale Information and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; except as described in the Registration Statement, Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course; and, to the knowledge of the Company, all third-party service providers used, employed, hired or otherwise contracted with by the Company or any of its subsidiaries have obtained all necessary licenses or other relevant authorizations to do business in all jurisdictions in which such third-party service providers do business on behalf of the Company or its subsidiaries, except where the failure of that service provider to obtain such license or authorization would not, individually or in the aggregate, have a Material Adverse Effect.

(ee)         No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except, in each case, as would not have a Material Adverse Effect.

(ff)           Compliance With Environmental Laws. (i) The Company and its subsidiaries (x) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) except as described in each of the Registration Statement, Time of Sale Information and the Prospectus, (x) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings that would not reasonably be expected to have a Material Adverse Effect, (y) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a Material Adverse Effect, and (z) none of the Company and its subsidiaries anticipates capital expenditures relating to any Environmental Laws that would be material to the Company and its subsidiaries taken as a whole.

(gg)         Hazardous Substances. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic wastes or hazardous substances, including, but not limited to, any naturally occurring radioactive materials, brine, drilling mud, crude oil, natural gas liquids and other petroleum materials, by, due to or caused by the Company or any of its subsidiaries (or, to the best of the Company’s knowledge, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any Environmental Laws or in a manner or to a location that could reasonably be expected to give rise to any liability under the Environmental Laws, except for any violation or liability which would not, individually or in the aggregate, have a Material Adverse Effect.

(hh)         Compliance With ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) would have any liability (each, a “Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no Plan has failed to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, nor is any such Plan in “at risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code); (iii) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur which could reasonably be expected to result in a Material Adverse Effect; and (iv) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any material liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA).

(ii)            Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(jj)            Accounting Controls. The Company, on a consolidated basis with its subsidiaries, maintains a system of “internal control over financial reporting,” as defined in Rule 13a-15(f) of the Exchange Act, that complies with the requirements of the Exchange Act and has been designed by, or under the supervision of, the Company’s principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its subsidiaries on a consolidated basis; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company and its subsidiaries are being made only in accordance with authorizations of management and directors of the Company and its subsidiaries; (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company and its subsidiaries that could have a material effect on the consolidated financial statements of the Company; and (iv) provide reasonable assurance that interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, Time of Sale Information and the Prospectus fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the Registration Statement, Time of Sale Information and the Prospectus, there are no material weaknesses in the Company’s internal control over financial reporting. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(kk)          Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are prudent and customary in the businesses in which the Company and its subsidiaries are engaged; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(ll)            No Unlawful Payments. None of the Company or any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(mm)        Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(nn)         No Conflicts with Sanctions Laws. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, His Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria (with respect to Syria only, until July 1, 2025), Crimea region of Ukraine, the Donetsk People’s Republic and Luhansk People’s Republic regions of Ukraine, the non-government controlled areas of Kherson and Zaporizhzhia, or in any other country or territory, that is the subject of Sanctions (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past ten years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(oo)          No Restrictions on Subsidiaries. No subsidiary of the Company (excluding, for purposes of this representation and for the avoidance of doubt, each entity set forth in Schedule 4 hereto) is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, as applicable, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company, as applicable, any loans or advances to such subsidiary from the Company, as applicable, or from transferring any of such subsidiary’s properties or assets to the Company, as applicable, or any other subsidiary of the Company, as applicable.

(pp)         No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(qq)         No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement by the Company with the Commission or the issuance and sale of the Securities.

(rr)           No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(ss)          Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Registration Statement, Time of Sale Information and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(tt)           Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, Time of Sale Information and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(uu)         Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, Time of Sale Information and the Prospectus are not based on or derived from sources that are reliable and accurate in all material respects.

(vv)         Sarbanes-Oxley Act. Except as otherwise disclosed in the Registration Statement, Time of Sale Information and the Prospectus, there is and has been no failure on the part of the Company, any of its subsidiaries or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ww)        Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendments thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer”, as defined in Rule 405 under the Securities Act. At the time of filing of the Registration Statement, at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post- effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act of 1934, or form of prospectus), at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act) made any offer relating to the Shares in reliance on the exemption under Rule 163 of the Securities Act and at the date hereof, the Company was and is a well-known seasoned issuer, as defined in Rule 405 under the Securities Act, and, at the date hereof, the Company is, and, at the Closing Date and as of any Additional Closing Date, the Company will be, eligible to use the Registration Statement in connection with the offering and sale of the Securities.

(xx)           Solvency. The Company is, and immediately upon consummation of the transactions contemplated herein and in the Time of Sale Information and the Prospectus will be, Solvent. The Company and its subsidiaries, taken as a whole (the “Group”), is, and immediately upon consummation of the transactions contemplated herein and in the Time of Sale Information and the Prospectus will be, Solvent. As used herein, the term “Solvent” means, with respect to the Group, as applicable, on a particular date, that on such date (a) the fair market value of the assets of the Group is greater than the total amount of liabilities (including contingent liabilities) of the Group, (b) the present fair salable value of the assets of the Group is greater than the amount that will be required to pay the probable liabilities of the Group on its debt as they become absolute and mature, (c) the Group is able to realize upon its assets and pay its debts and other liabilities (including contingent obligations) as they mature, and (d) the Group does not have unreasonably small capital.

(yy)         Cybersecurity; Data Protection. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are reasonably believed by the Company to be adequate in all material respects for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its subsidiaries as currently conducted and, to the Company’s knowledge, are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants.  The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with the business of the Company and its subsidiaries as currently conducted. To the knowledge of the Company, there have been no material breaches, violations, outages or unauthorized uses of or accesses to Personal Data, or investigations relating to the same, except as otherwise disclosed in the Registration Statement, Time of Sale Information or the Prospectus.  The Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except for such failures as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.              Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a)            Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City as soon as reasonably practicable, but in no event later than 10:00 A.M., New York City time, on the second business day succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(1) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(b)            Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer.

(c)            Amendments or Supplements, Issuer Free Writing Prospectuses. During the Prospectus Delivery Period, before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time that the Registration Statement becomes effective, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably objects.

(d)            Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Time of Sale Information or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any Time of Sale Information or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)            Ongoing Compliance. (1) If during the completion of the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date or any Additional Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Time of Sale Information is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (d) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law.

(f)            Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)            Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h)            Clear Market. For a period of 30 days after the date of this Agreement, without the prior written consent of the Representatives, which may not be unreasonably withheld, on behalf of the Underwriters, the Company will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any debt securities issued or guaranteed by the Company or its subsidiaries or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by the Company or its subsidiaries or file or cause to be declared effective a registration statement under the Securities Act with respect to any of the foregoing.

(i)             Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Registration Statement, Time of Sale Information and the Prospectus under the heading “Use of Proceeds.”

(j)             No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities and will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

(k)            Exchange Listing. The Company will use its best efforts to cause the Securities to be listed for trading on the NYSE and to maintain such listing and to file with the NYSE all documents and notices required by the NYSE of companies that have securities that are listed on the NYSE.

(l)             Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(m)           Taxes. The Company and its subsidiaries will timely pay all material federal, state, local and foreign taxes and will timely file all material tax returns required to be paid or filed for the current and subsequent taxable years.

(n)           REIT Qualification. Unless the board of directors of the Company determines it is no longer in the best interests of the Company to continue to qualify as a REIT, (i) the Company will continue to be organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, the Company’s proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code for its current and subsequent taxable years and the Company will not change its operations or engage in activities which would cause it to fail to qualify as a REIT under the Code, and (ii) the Company will also continue to cause each of its subsidiaries designated as either (A) a Qualified REIT Subsidiary to continue to so qualify or (B) a Taxable REIT Subsidiary to continue to so qualify, except to the extent that, in either case, a failure to so qualify could not have a material adverse effect on the Company’s qualification as a REIT.

(o)            Investment Company Act. The Company will not be or become, at any time prior to the expiration of six months after the date hereof, an “investment company,” as such term is defined in the Investment Company Act.

(p)            Downgrade of Securities. The Company shall provide prompt written notice to the Representatives if a downgrading shall have occurred in the rating accorded any securities or preferred stock of or guaranteed by the Company or any of the Company’s subsidiaries (excluding subsidiaries that are non-recourse securitization issuers) by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) of the Exchange Act.

(q)            DTC. The Company will assist the Underwriters in arranging for the Securities to be eligible for clearance and settlement through DTC.

(r)             Pricing Term Sheet. The Company will prepare a pricing term sheet (the “Pricing Term Sheet”), containing solely a description of final terms of the Underwritten Securities and the offering thereof, in a form approved by the Representatives and substantially identical to that attached as Annex C hereto and to file such term sheet with the Commission pursuant to Rule 433(d) within the time required by such Rule; provided that the Company shall furnish the Representatives with copies of any such Pricing Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives or counsel to the Underwriters shall reasonably object.

5.             Certain Agreements of the Underwriters.     Each Underwriter hereby represents and agrees that:

(a)            It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex B or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b)            It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Securities unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that any Underwriter using a term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.

(c)            It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

6.              Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Notes on the Closing Date or the Option Notes on any Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a)            Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b)            Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date or any Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or any Additional Closing Date, as the case may be.

(c)            No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries (excluding subsidiaries that are non-recourse securitization issuers) by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) of the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries (excluding subsidiaries that are non-recourse securitization issuers) (other than an announcement with positive implications of a possible upgrading).

(d)            No Material Adverse Change. No event or condition of a type described in Section 3(g) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date or any Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Registration Statement, Time of Sale Information and the Prospectus.

(e)            Officers’ Certificates. The Representatives shall have received:

(i) on and as of the Closing Date or any Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (I) confirming that such officers have carefully reviewed the Registration Statement, Time of Sale Information and the Prospectus and, to the best knowledge of such officers, the representations set forth in Sections 3(b) and 3(d) hereof are true and correct, (II) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date or any Additional Closing Date, as the case may be, and (III) to the effect set forth in paragraphs (b) and (c) above;

(ii) on and as of the date hereof and on and as of the Closing Date or any Additional Closing Date, as the case may be, a certificate of the chief financial officer of the Company with respect to certain financial data contained in the Registration Statement, Time of Sale Information and Prospectus providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.

(f)            Comfort Letters. On the date of this Agreement and on the Closing Date or any Additional Closing Date, as the case may be, Grant Thornton LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, Time of Sale Information and the Prospectus; provided that the letter delivered on the Closing Date or any Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(g)            Opinions and Negative Assurance Letter for the Company. (i) Latham & Watkins LLP, special counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and negative assurance letter, dated the Closing Date or any Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-1 hereto; (ii) Venable LLP, Maryland counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or any Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-2 hereto; (iii) Latham & Watkins LLP, tax counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or any Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-3 hereto; and (iv) Weintraub Tobin Chediak Coleman Grodin Law Corporation, special counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or any Additional Closing Date, as the case may be, and addressed to the Underwriters, in the form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-4 hereto.

(h)            Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or any Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Clifford Chance US LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i)             No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or any Additional Closing Date, as the case may be, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or any Additional Closing Date, as the case may be, prevent the issuance or sale of the Securities.

(j)             Good Standing. The Representatives shall have received on and as of the Closing Date or any Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its Significant Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(k)            Exchange Listing. An application for the listing of the Securities shall have been submitted to the NYSE.

(l)             Additional Documents. On or prior to the Closing Date or any Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7.              Indemnification and Contribution.

(a)            Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any “road show” as defined in Rule 433(h) under the Securities Act, or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

(b)            Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any road show or any Time of Sale Information, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the information contained in the fourth paragraph under the caption “Underwriting”; the tenth and eleventh paragraphs relating to stabilizing transactions, syndicate covering transactions, and Regulation M under the caption “Underwriting”.

(c)            Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person other than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Company, its directors and officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)            Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities. The relative fault of the Company, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)            Limitation on Liability. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)            Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8.              Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9.              Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Notes, prior to any Additional Closing Date, (i) trading generally shall have been suspended or materially limited on or by any of the NYSE, the NYSE American (f/k/a the NYSE MKT and the American Stock Exchange), the Nasdaq Global Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date or any Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

10.            Defaulting Underwriter. (a)  If, on the Closing Date or any Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or any Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b)            If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of Securities that remain unpurchased on the Closing Date or any Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate principal amount of Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the principal amount of Securities that such Underwriter agreed to purchase on such date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)            If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company as provided in paragraph (a) above, the aggregate principal amount of Securities that remain unpurchased on the Closing Date or any Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate principal amount of Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Securities on any Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)            Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

11.            Payment of Expenses. (a)  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company shall pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing the Transaction Documents; (iv) the fees and expenses of the Company’s and the Company’s counsel and independent accountants; (v) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the Financial Industry Regulatory Authority; (vi) the fees and expenses of the Underwriters (including fees and disbursements of the counsel for the Underwriters and marketing, syndication and travel expenses and any expenses related to an investor presentation and/or roadshow to potential investors that are incurred by the Underwriters), provided that payment or reimbursement by the Company of such fees and expenses shall not exceed $150,000; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (ix) any fees charged by rating agencies for rating the Securities; and (x) all expenses and application fees related to the listing of the Securities on the NYSE.

(b)            If (i) this Agreement is terminated pursuant to Section 9(ii), (ii) the Company for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement (other than as a result of a termination pursuant to Section 9(i), 9(iii) or 9(iv)), the Company shall reimburse the Underwriters for all documented out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

12.            Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and affiliates, officers and directors, and any controlling persons referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

13.            Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.

14.            Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

15.            Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

16.           Recognition of the U.S. Special Resolution Regimes.

(a) As used in this Section 16, the following terms have the following meanings:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(b) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(c) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

17.           Miscellaneous.

(a)            Authority of the Representatives. Any action by the Underwriters hereunder may be taken by the Representatives on behalf of the Underwriters, and any such action taken by the Representatives shall be binding upon the Underwriters.

(b)            Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives: Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Investment Banking Division; Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Registration Department, Email: registration-syndops@ny.email.gs.com; RBC Capital Markets, LLC, Brookfield Place, 200 Vesey Street, 8th Floor, New York, New York 10281, Attention: DCM Transaction Management/Scott Primrose, Email: TMGUS@rbccm.com; UBS Securities LLC, Eleven Madison Avenue, New York, New York 10010, Attention: Fixed Income Syndicate, Telephone number: (203) 719-1088; Wells Fargo Securities, LLC, 550 South Tryon Street, 5th Floor Charlotte, North Carolina 28202, Attention: Transaction Management, Email: tmgcapitalmarkets@wellsfargo.com; Keefe, Bruyette & Woods, Inc., 787 7th Avenue, 4th Floor, New York, New York 10019, Attention: Capital Markets; and Piper Sandler & Co., 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, Attention Debt Capital Markets Team, Email: FSG-dcm@psc.com. Notices to the Company shall be given to it at One Belvedere Place, Suite 300, Mill Valley, California 94941, (fax: 415-381-1773), Attention: General Counsel, with a copy, which shall not constitute notice, to Latham & Watkins LLP at 355 South Grand Avenue, Suite 100, Los Angeles, CA 90071, (fax: 714-755-8290), Attention: Julian Kleindorfer.

(c)            Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)            WAIVER OF JURY TRIAL. EACH OF THE COMPANY (ON ITS BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS AND AFFILIATES) AND THE UNDERWRITERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(e)            Counterparts. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.Docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(f)            Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(g)            Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

REDWOOD TRUST INC.

By:	/s/ Brooke E. Carillo
	Name:	Brooke E. Carillo
	Title:	Chief Financial Officer

[Signature Page to Underwriting Agreement]

Accepted as of the date first written above

MORGAN STANLEY & CO. LLC

Goldman Sachs & Co. LLC

RBC Capital Markets, LLC

UBS SECURITIES LLC

WELLS FARGO SECURITIES, LLC

Keefe, Bruyette & Woods, Inc.

PIPER SANDLER & CO.

For themselves and on behalf of the

several Underwriters listed

in Schedule 1 hereto.

MORGAN STANLEY & CO. LLC

By:	/s/ Michael Borut
Name:	Michael Borut
Title:	Executive Director

Goldman Sachs & Co. LLC

By:	/s/ Rishi Mathur
Name:	Rishi Mathur
Title:	Managing Director

RBC Capital Markets, LLC

By:	/s/ Saurabh Monga
Name:	Saurabh Monga
Title:	Managing Director

UBS Securities LLC

By:	/s/ Dominic Hills
Name:	Dominic Hills
Title:	Associate Director

By:	/s/ Aaditya Niranjan
Name:	Aaditya Niranjan
Title:	Director

[Signature Page to Underwriting Agreement]

WELLS FARGO SECURITIES, LLC

By:	/s/ Charles Lowell
Name:	Charles Lowell
Title:	Vice President

KEEFE, BRUYETTE & WOODS, INC.

By:	/s/ Edward B. Conway
Name:	Edward B. Conway
Title:	Managing Director

PIPER SANDLER & CO.

By:	/s/ James Furey
Name:	James Furey
Title:	Managing Director

[Signature Page to Underwriting Agreement]

Schedule 1

Underwriters	Principal Amount of Notes
Morgan Stanley & Co. LLC	$16,500,000
Goldman Sachs & Co. LLC	$16,500,000
RBC Capital Markets, LLC	$16,500,000
UBS Securities LLC	$16,500,000
Wells Fargo Securities, LLC	$16,500,000
Keefe, Bruyette & Woods, Inc.	$7,750,000
Piper Sandler & Co.	$7,750,000
Citizens JMP Securities, LLC	$1,000,000
Seaport Global Securities LLC	$1,000,000
Total	$100,000,000

Schedule 1

Schedule 2

Significant Subsidiaries

Subsidiaries	State of Incorporation or Organization
Redwood Residential Acquisition Corporation Redwood Subsidiary Holdings, LLC RWT Holdings, Inc. Redwood BPL Holdings 2, Inc. Sequoia Residential Funding, Inc. CoreVest American Finance Lender LLC	Delaware Delaware Delaware Delaware Delaware Delaware

Schedule 2

Schedule 3

List of Excluded Entities

Sequoia Mortgage Trust 4

Sequoia Mortgage Trust 5

Sequoia Mortgage Trust 6

Sequoia Mortgage Funding Trust 2003-A

Sequoia Mortgage Trust 9

Sequoia Mortgage Trust 10

Sequoia Mortgage Trust 11

Sequoia Mortgage Trust 2003-1

Sequoia Mortgage Trust 2003-2

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-C

Sequoia Mortgage Trust 2003-3

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-D

Sequoia Mortgage Trust 2003-4

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-E

Sequoia Mortgage Trust 2003-5

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-F

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-H

Sequoia Mortgage Trust 2003-8

Sequoia Mortgage Trust 2004-1

Sequoia Mortgage Trust 2004-3

Sequoia Mortgage Trust 2004-4

Sequoia Mortgage Trust 2004-5

Sequoia Mortgage Trust 2004-6

Sequoia Mortgage Trust 2004-7

Sequoia Mortgage Trust 2004-8

Sequoia Mortgage Trust 2004-9

Sequoia Mortgage Trust 2004-10

Sequoia Mortgage Trust 2004-11

Sequoia Mortgage Trust 2004-12

Sequoia Mortgage Trust 2005-1

Sequoia Mortgage Trust 2005-2

Sequoia Mortgage Trust 2005-3

Sequoia Mortgage Trust 2005-4

Sequoia Mortgage Trust 2006-1

Sequoia Mortgage Trust 2007-1

Sequoia Mortgage Trust 2007-2

Sequoia Mortgage Trust 2007-3

Sequoia Mortgage Trust 2007-4

Sequoia Mortgage Trust 2010-H1

Sequoia Mortgage Trust 2011-1

Sequoia Mortgage Trust 2011-2

Sequoia Mortgage Trust 2012-1

Sequoia Mortgage Trust 2012-2

Sequoia Mortgage Trust 2012-3

Sequoia Mortgage Trust 2012-4

Schedule 3

Sequoia Mortgage Trust 2012-5

Sequoia Mortgage Trust 2012-6

Sequoia Mortgage Trust 2013-1

Sequoia Mortgage Trust 2013-2

Sequoia Mortgage Trust 2013-3

Sequoia Mortgage Trust 2013-4

Sequoia Mortgage Trust 2013-5

Sequoia Mortgage Trust 2013-6

Sequoia Mortgage Trust 2013-7

Sequoia Mortgage Trust 2013-8

Sequoia Mortgage Trust 2013-9

Sequoia Mortgage Trust 2013-10

Sequoia Mortgage Trust 2013-11

Sequoia Mortgage Trust 2013-12

Sequoia Mortgage Trust 2014-1

Sequoia Mortgage Trust 2014-2

Sequoia Mortgage Trust 2014-3

Sequoia Mortgage Trust 2014-4

Sequoia Mortgage Trust 2015-1

Sequoia Mortgage Trust 2015-2

Sequoia Mortgage Trust 2015-3

Sequoia Mortgage Trust 2015-4

Sequoia Mortgage Trust 2016-1

Sequoia Mortgage Trust 2016-2

Sequoia Mortgage Trust 2016-3

Sequoia Mortgage Trust 2016-4

Sequoia Mortgage Trust 2017-1

Sequoia Mortgage Trust 2017-2

Sequoia Mortgage Trust 2017-3

Sequoia Mortgage Trust 2017-4

Sequoia Mortgage Trust 2017-5

Sequoia Mortgage Trust 2017-6

Sequoia Mortgage Trust 2017-7

Sequoia Mortgage Trust 2017-CH1

Sequoia Mortgage Trust 2017-CH2

Sequoia Mortgage Trust 2018-1

Sequoia Mortgage Trust 2018-2

Sequoia Mortgage Trust 2018-3

Sequoia Mortgage Trust 2018-4

Sequoia Mortgage Trust 2018-5

Sequoia Mortgage Trust 2018-6

Sequoia Mortgage Trust 2018-7

Sequoia Mortgage Trust 2018-8

Sequoia Mortgage Trust 2018-CH1

Sequoia Mortgage Trust 2018-CH2

Sequoia Mortgage Trust 2018-CH3

Sequoia Mortgage Trust 2018-CH4

Sequoia Mortgage Trust 2019-1

Sequoia Mortgage Trust 2019-2

Sequoia Mortgage Trust 2019-3

Schedule 3

Sequoia Mortgage Trust 2019-4

Sequoia Mortgage Trust 2019-5

Sequoia Mortgage Trust 2019-CH1

Sequoia Mortgage Trust 2019-CH2

Sequoia Mortgage Trust 2019-CH3

Sequoia Mortgage Trust 2020-1

Sequoia Mortgage Trust 2020-2

Sequoia Mortgage Trust 2020-3

Sequoia Mortgage Trust 2020-4

Sequoia Mortgage Trust 2020-MC1

Sequoia Mortgage Trust 2020-5

Sequoia Mortgage Trust 2021-1

Sequoia Mortgage Trust 2021-2

Sequoia Mortgage Trust 2021-3

Sequoia Mortgage Trust 2021-4

Sequoia Mortgage Trust 2021-5

Sequoia Mortgage Trust 2021-6

Sequoia Mortgage Trust 2021-7

Sequoia Mortgage Trust 2021-8

Sequoia Mortgage Trust 2021-9

Sequoia Mortgage Trust 2022-1

Sequoia Mortgage Trust 2023-1

Sequoia Mortgage Trust 2023-2

Sequoia Mortgage Trust 2023-3

Sequoia Mortgage Trust 2023-4

Sequoia Mortgage Trust 2023-5

Sequoia Mortgage Trust 2024-1

Sequoia Mortgage Trust 2024-2

Sequoia Mortgage Trust 2024-3

Sequoia Mortgage Trust 2024-4

Sequoia Mortgage Trust 2024-5

Sequoia Mortgage Trust 2024-6

Sequoia Mortgage Trust 2024-7

Sequoia Mortgage Trust 2024-8

Sequoia Mortgage Trust 2024-9

Sequoia Mortgage Trust 2024-10

Sequoia Mortgage Trust 2024-INV1

Sequoia Mortgage Trust 2024-HYB1

Sequoia Mortgage Trust 2025-1

Sequoia Mortgage Trust 2025-2

Sequoia Mortgage Trust 2025-3

Sequoia Mortgage Trust 2025-4

Sequoia Mortgage Trust 2025-5

Sequoia Mortgage Trust 2025-6

Sequoia Mortgage Trust 2025-7

Sequoia Mortgage Trust 2025-8

Sequoia Mortgage Trust 2025-9

Sequoia Mortgage Trust 2025-10

Sequoia Mortgage Trust 2025-11

Sequoia Mortgage Trust 2025-12

Schedule 3

Sequoia Mortgage Trust 2025-HYB1

Sequoia Mortgage Trust 2025-S1

Sequoia Mortgage Trust 2025-S2

Acacia CDO 5, Ltd.

Acacia CDO 5, Inc.

Acacia CDO 6, Ltd.

Acacia CDO 6, Inc.

Acacia CDO 7, Ltd.

Acacia CDO 7, Inc.

Acacia CDO 8, Ltd.

Acacia CDO 8, Inc.

Acacia CDO 9, Ltd.

Acacia CDO 9, Inc.

Acacia CDO 10, Ltd.

Acacia CDO 10, Inc.

Acacia CDO 11, Ltd.

Acacia CDO 11, Inc.

Acacia CDO 12, Ltd.

Acacia CDO 12, Inc.

Acacia Option ARM 1 CDO, Ltd.

Acacia Option ARM 1 CDO Corp.

Acacia CRE CDO 1, Ltd.

Acacia CRE CDO 1, Inc.

RWT Holdings REIT, Inc.

Redwood Capital Trust I

Greystone ESS Trust I

BDS RWT KS07 LLC

BDS RWT KW02 LLC

BD IV NES Purchaser, LLC

BD IV TES Purchaser, LLC

MSR Black Diamond Advances (Depositor) IV, LLC

MSR Black Diamond Advances Issuer Trust IV

HGI RWT JV, LP

HGI RWT WLIF, LP

HGI RWT Finance, LLC

HGI RWT CE, LLC

Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2

Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2

Multifamily Mortgage Pass-Through Certificates, Series 2016-K53

Multifamily Mortgage Pass-Through Certificates, Series 2016-K56

Multifamily Mortgage Pass-Through Certificates, Series 2016-KS07

Multifamily Mortgage Pass-Through Certificates, Series 2017-KW02

Multifamily Mortgage Pass-Through Certificates, Series 2019-KC07

Multifamily Mortgage Pass-Through Certificates, Series 2020-KI05

Multifamily Mortgage Pass-Through Certificates, Series 2020-KI06

Colony American Finance 2015-1 Ltd.

Colony American Finance 2016-1 Ltd.

Colony American Finance 2016-2 Ltd.

Colony American Finance 2015-1 LLC

Colony American Finance 2016-1 LLC

Schedule 3

Colony American Finance 2016-2 LLC

CoreVest American Finance 2017-1 Trust

CoreVest American Finance 2017-2 Trust

CoreVest American Finance 2018-1 Trust

CoreVest American Finance 2018-2 Trust

CoreVest American Finance 2019-1 Trust

CoreVest American Finance 2019-2 Trust

CoreVest American Finance 2019-3 Trust

CoreVest American Finance 2020-1 Trust

CoreVest American Finance 2020-2 Trust

CoreVest American Finance 2020-3 Trust

CoreVest American Finance 2020-4 Trust

CoreVest American Finance 2020-5 Trust

CoreVest American Finance 2021-1 Trust

CoreVest American Finance 2021-2 Trust

CoreVest American Finance 2021-3 Trust

CAFL 2021-RTL1 Issuer, LLC

CoreVest American Finance 2022-1 Trust

CAFL 2022-RTL1 Issuer, LLC

CoreVest American Finance 2022-P1 Trust

CoreVest American Finance 2022-P2 Trust

CoreVest American Finance 2023-P1 Trust

CAFL 2023-RTL1 Issuer, LLC

CAFL 2023-RTL1 REO Issuer, LLC

CAFL 2024-RTL1 Issuer, LLC

CAFL 2024-RTL1 Issuer, LP

CAFL 2024-RTL1 Retention Holder, LP

CAFL 2021-RTL1 REO Issuer, LLC

CAFL 2022-RTL1 REO Issuer, LLC

CAFL 2025-RRTL1 Issuer, LP

CAFL 2025-RRTL2 Issuer, LP

CAFL 2024-RTL1 REO Issuer, LLC

Point Securitization Trust 2021-1

Point Securitization Trust 2023-1

Redwood HEI Financing Trust 1

Redwood Maple Mortgage Fund, LP

Redwood Maple Term Asset Investor, LLC

Redwood Maple Bridge Finance Trust

Redwood Maple Term Finance Trust

Redwood Maple Bridge Borrower GS, LP

Redwood Maple Bridge Borrower WF, LP

Redwood Maple Term Borrower GS, LLC

Redwood Maple Term Borrower WF, LLC

Redwood Maple Term REO LLC

3950 Franklin Ave REO LLC

Oaktree Sequoia Bridge Finance, LLC

Redwood Canopy Holdco, LLC

Oaktree Sequoia Bridge Borrower CH, LLC

Oaktree Sequoia Bridge Borrower GS, LLC

Redwood Funding Trust 2024-1

Schedule 3

RFT 2025-1

RFT 2025-2

RFT 2025-3

Cedarline Lending Holdings LLC

Cedarline Lending LLC

CAF Preferred Holdings Viking Mill, LLC

CAF Preferred Holdings Oak Forest Gap Note, LLC

CAF Preferred Holdings ALMA, LLC

CAF Preferred Holdings VEER, LLC

CAF Preferred Holdings, LLC

Kensington REO FR, LLC

Kensington REO TO, LLC

RWT Spruce Bridge Finance Trust

RWT Spruce Bridge II Finance, LLC

CAF REO Antigua, LLC

Schedule 3

Schedule 4

List of Excluded Entities

Sequoia Mortgage Trust 4

Sequoia Mortgage Trust 5

Sequoia Mortgage Trust 6

Sequoia Mortgage Funding Trust 2003-A

Sequoia Mortgage Trust 9

Sequoia Mortgage Trust 10

Sequoia Mortgage Trust 11

Sequoia Mortgage Trust 2003-1

Sequoia Mortgage Trust 2003-2

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-C

Sequoia Mortgage Trust 2003-3

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-D

Sequoia Mortgage Trust 2003-4

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-E

Sequoia Mortgage Trust 2003-5

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-F

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-H

Sequoia Mortgage Trust 2003-8

Sequoia Mortgage Trust 2004-1

Sequoia Mortgage Trust 2004-3

Sequoia Mortgage Trust 2004-4

Sequoia Mortgage Trust 2004-5

Sequoia Mortgage Trust 2004-6

Sequoia Mortgage Trust 2004-7

Sequoia Mortgage Trust 2004-8

Sequoia Mortgage Trust 2004-9

Sequoia Mortgage Trust 2004-10

Sequoia Mortgage Trust 2004-11

Sequoia Mortgage Trust 2004-12

Sequoia Mortgage Trust 2005-1

Sequoia Mortgage Trust 2005-2

Sequoia Mortgage Trust 2005-3

Sequoia Mortgage Trust 2005-4

Sequoia Mortgage Trust 2006-1

Sequoia Mortgage Trust 2007-1

Sequoia Mortgage Trust 2007-2

Sequoia Mortgage Trust 2007-3

Sequoia Mortgage Trust 2007-4

Sequoia Mortgage Trust 2010-H1

Sequoia Mortgage Trust 2011-1

Sequoia Mortgage Trust 2011-2

Sequoia Mortgage Trust 2012-1

Sequoia Mortgage Trust 2012-2

Sequoia Mortgage Trust 2012-3

Schedule 4

Sequoia Mortgage Trust 2012-4

Sequoia Mortgage Trust 2012-5

Sequoia Mortgage Trust 2012-6

Sequoia Mortgage Trust 2013-1

Sequoia Mortgage Trust 2013-2

Sequoia Mortgage Trust 2013-3

Sequoia Mortgage Trust 2013-4

Sequoia Mortgage Trust 2013-5

Sequoia Mortgage Trust 2013-6

Sequoia Mortgage Trust 2013-7

Sequoia Mortgage Trust 2013-8

Sequoia Mortgage Trust 2013-9

Sequoia Mortgage Trust 2013-10

Sequoia Mortgage Trust 2013-11

Sequoia Mortgage Trust 2013-12

Sequoia Mortgage Trust 2014-1

Sequoia Mortgage Trust 2014-2

Sequoia Mortgage Trust 2014-3

Sequoia Mortgage Trust 2014-4

Sequoia Mortgage Trust 2015-1

Sequoia Mortgage Trust 2015-2

Sequoia Mortgage Trust 2015-3

Sequoia Mortgage Trust 2015-4

Sequoia Mortgage Trust 2016-1

Sequoia Mortgage Trust 2016-2

Sequoia Mortgage Trust 2016-3

Sequoia Mortgage Trust 2016-4

Sequoia Mortgage Trust 2017-1

Sequoia Mortgage Trust 2017-2

Sequoia Mortgage Trust 2017-3

Sequoia Mortgage Trust 2017-4

Sequoia Mortgage Trust 2017-5

Sequoia Mortgage Trust 2017-6

Sequoia Mortgage Trust 2017-7

Sequoia Mortgage Trust 2017-CH1

Sequoia Mortgage Trust 2017-CH2

Sequoia Mortgage Trust 2018-1

Sequoia Mortgage Trust 2018-2

Sequoia Mortgage Trust 2018-3

Sequoia Mortgage Trust 2018-4

Sequoia Mortgage Trust 2018-5

Sequoia Mortgage Trust 2018-6

Sequoia Mortgage Trust 2018-7

Sequoia Mortgage Trust 2018-8

Sequoia Mortgage Trust 2018-CH1

Sequoia Mortgage Trust 2018-CH2

Sequoia Mortgage Trust 2018-CH3

Schedule 4

Sequoia Mortgage Trust 2018-CH4
Sequoia Mortgage Trust 2019-1

Sequoia Mortgage Trust 2019-2

Sequoia Mortgage Trust 2019-3

Sequoia Mortgage Trust 2019-4

Sequoia Mortgage Trust 2019-5

Sequoia Mortgage Trust 2019-CH1

Sequoia Mortgage Trust 2019-CH2

Sequoia Mortgage Trust 2019-CH3

Sequoia Mortgage Trust 2020-1

Sequoia Mortgage Trust 2020-2

Sequoia Mortgage Trust 2020-3

Sequoia Mortgage Trust 2020-4

Sequoia Mortgage Trust 2020-MC1

Sequoia Mortgage Trust 2020-5

Sequoia Mortgage Trust 2021-1

Sequoia Mortgage Trust 2021-2

Sequoia Mortgage Trust 2021-3

Sequoia Mortgage Trust 2021-4

Sequoia Mortgage Trust 2021-5

Sequoia Mortgage Trust 2021-6

Sequoia Mortgage Trust 2021-7

Sequoia Mortgage Trust 2021-8

Sequoia Mortgage Trust 2021-9

Sequoia Mortgage Trust 2022-1

Sequoia Mortgage Trust 2023-1

Sequoia Mortgage Trust 2023-2

Sequoia Mortgage Trust 2023-3

Sequoia Mortgage Trust 2023-4

Sequoia Mortgage Trust 2023-5

Sequoia Mortgage Trust 2024-1
Sequoia Mortgage Trust 2024-2
Sequoia Mortgage Trust 2024-3
Sequoia Mortgage Trust 2024-4
Sequoia Mortgage Trust 2024-5

Sequoia Mortgage Trust 2024-6

Sequoia Mortgage Trust 2024-7

Sequoia Mortgage Trust 2024-8

Sequoia Mortgage Trust 2024-9

Sequoia Mortgage Trust 2024-10

Sequoia Mortgage Trust 2024-INV1

Sequoia Mortgage Trust 2024-HYB1

Sequoia Mortgage Trust 2025-1

Sequoia Mortgage Trust 2025-2

Sequoia Mortgage Trust 2025-3

Sequoia Mortgage Trust 2025-4

Sequoia Mortgage Trust 2025-5

Schedule 4

Sequoia Mortgage Trust 2025-6

Sequoia Mortgage Trust 2025-7

Sequoia Mortgage Trust 2025-8

Sequoia Mortgage Trust 2025-9

Sequoia Mortgage Trust 2025-10

Sequoia Mortgage Trust 2025-11

Sequoia Mortgage Trust 2025-12

Sequoia Mortgage Trust 2025-HYB1

Sequoia Mortgage Trust 2025-S1

Sequoia Mortgage Trust 2025-S2

Acacia CDO 5, Ltd.

Acacia CDO 5, Inc.

Acacia CDO 6, Ltd.

Acacia CDO 6, Inc.

Acacia CDO 7, Ltd.

Acacia CDO 7, Inc.

Acacia CDO 8, Ltd.

Acacia CDO 8, Inc.

Acacia CDO 9, Ltd.

Acacia CDO 9, Inc.

Acacia CDO 10, Ltd.

Acacia CDO 10, Inc.

Acacia CDO 11, Ltd.

Acacia CDO 11, Inc.

Acacia CDO 12, Ltd.

Acacia CDO 12, Inc.

Acacia Option ARM 1 CDO, Ltd.

Acacia Option ARM 1 CDO Corp.

Acacia CRE CDO 1, Ltd.

Acacia CRE CDO 1, Inc.

RWT Holdings REIT, Inc.

Redwood Capital Trust I

Greystone ESS Trust I

BDS RWT KS07 LLC

BDS RWT KW02 LLC

BD IV NES Purchaser, LLC

BD IV TES Purchaser, LLC

MSR Black Diamond Advances (Depositor) IV, LLC

MSR Black Diamond Advances Issuer Trust IV

HGI RWT JV, LP

HGI RWT WLIF, LP

HGI RWT Finance, LLC

HGI RWT CE, LLC

Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2

Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2

Multifamily Mortgage Pass-Through Certificates, Series 2016-K53

Multifamily Mortgage Pass-Through Certificates, Series 2016-K56

Schedule 4

Multifamily Mortgage Pass-Through Certificates, Series 2016-KS07

Multifamily Mortgage Pass-Through Certificates, Series 2017-KW02

Multifamily Mortgage Pass-Through Certificates, Series 2019-KC07

Multifamily Mortgage Pass-Through Certificates, Series 2020-KI05

Multifamily Mortgage Pass-Through Certificates, Series 2020-KI06

Colony American Finance 2015-1 Ltd.

Colony American Finance 2016-1 Ltd.

Colony American Finance 2016-2 Ltd.

Colony American Finance 2015-1 LLC

Colony American Finance 2016-1 LLC

Colony American Finance 2016-2 LLC

CoreVest American Finance 2017-1 Trust

CoreVest American Finance 2017-2 Trust

CoreVest American Finance 2018-1 Trust

CoreVest American Finance 2018-2 Trust

CoreVest American Finance 2019-1 Trust

CoreVest American Finance 2019-2 Trust

CoreVest American Finance 2019-3 Trust

CoreVest American Finance 2020-1 Trust

CoreVest American Finance 2020-2 Trust

CoreVest American Finance 2020-3 Trust

CoreVest American Finance 2020-4 Trust

CoreVest American Finance 2020-5 Trust

CoreVest American Finance 2021-1 Trust

CoreVest American Finance 2021-2 Trust

CoreVest American Finance 2021-3 Trust

CAFL 2021-RTL1 Issuer, LLC

CoreVest American Finance 2022-1 Trust

CAFL 2022-RTL1 Issuer, LLC

CoreVest American Finance 2022-P1 Trust

CoreVest American Finance 2022-P2 Trust

CoreVest American Finance 2023-P1 Trust

CAFL 2023-RTL1 Issuer, LLC

CAFL 2023-RTL1 REO Issuer, LLC

CAFL 2024-RTL1 Issuer, LLC

CAFL 2024-RTL1 Issuer, LP

CAFL 2024-RTL1 Retention Holder, LP

CAFL 2021-RTL1 REO Issuer, LLC

CAFL 2022-RTL1 REO Issuer, LLC

CAFL 2025-RRTL1 Issuer, LP

CAFL 2025-RRTL2 Issuer, LP

CAFL 2024-RTL1 REO Issuer, LLC

Point Securitization Trust 2021-1

Point Securitization Trust 2023-1

Redwood HEI Financing Trust 1

Redwood Maple Mortgage Fund, LP

Redwood Maple Term Asset Investor, LLC

Redwood Maple Bridge Finance Trust

Schedule 4

Redwood Maple Term Finance Trust

Redwood Maple Bridge Borrower GS, LLC

Redwood Maple Bridge Borrower WF, LLC

Redwood Maple Term Borrower GS, LLC

Redwood Maple Term Borrower WF, LLC

Redwood Maple Term REO LLC

3950 Franklin Ave REO LLC

Oaktree Sequoia Bridge Finance, LLC

Redwood Canopy Holdco, LLC

Oaktree Sequoia Bridge Borrower CH, LLC

Oaktree Sequoia Bridge Borrower GS, LLC

Redwood Funding Trust 2024-1

RFT 2025-1

RFT 2025-2

RFT 2025-3

Cedarline Lending Holdings LLC

Cedarline Lending LLC

CAF Preferred Holdings Viking Mill, LLC

CAF Preferred Holdings Oak Forest Gap Note, LLC

CAF Preferred Holdings ALMA, LLC

CAF Preferred Holdings VEER, LLC

CAF Preferred Holdings, LLC

Kensington REO FR, LLC

Kensington REO TO, LLC

RWT Spruce Bridge Finance Trust

RWT Spruce Bridge II Finance, LLC

CAF REO Antigua, LLC

Schedule 4

Schedule 5

List of Subsidiary REITs, Qualified REIT Subsidiaries, Partnerships and Disregarded Entities

(* = Dissolved or Sold)
(** = Inactive)

Subsidiary REITs

RWT REIT, Inc.

Qualified REIT Subsidiaries

Sequoia Mortgage Funding Corporation

Redwood FinSec, Inc.

RWT Home, Inc.

RWT Home CA, Inc.*

RWT Home Holdings, Inc.

RWT Home Options, Inc.

Redwood BPL Holdings 2, Inc.

Juniper Trust, Inc.*

Redwood Trust Japan, Ltd.*

Sycamore Trust, Inc.*

Tanoak Commercial Capital Corporation*

Partnerships and Disregarded Entities

Redwood Capital Trust I

BPL Funding 1, LLC*

BPL Funding 2, LLC*

5 Arches, LLC*

5 Arch Asset Management, LLC

5 AIF RW, LLC*

Secured Holdings, LLC**

Redwood Capital Trust II*

Redwood TALF LLC *

RCMC Texan, LLC*

RCMC Broward, LLC*

RCMC Brick Row, LLC*

RCMC Ashlar, LLC*

Redwood Commercial Financing (TRS), LLC*

RWT Holdings Securities, LLC

RWT Securities, LLC

Redwood RPL Administrator, LLC

Redwood Subsidiary Holdings, LLC

RSH Depositor, LLC

RRAC Financing I Trust

Schedule 5

RRAC Borrower CS, LLC*

RRAC Borrower WF, LLC

RRAC Borrower GS, LLC

RRAC Borrower MIZ, LLC

RRAC SPV-FN Trust

RRAC SPV-FN2 Trust

RRAC SPV-FRE Trust

BD IV NES Purchaser, LLC

BD IV TES Purchaser, LLC

MSR Black Diamond Advances (Depositor) IV, LLC

RWT JV Investor, LLC**

RWT CE Investor, LLC**

CF CoreVest Holdings II LLC*

CF CoreVest UB Asset Investor II LLC*

CAF Sub REIT DRE, LLC*

CF CoreVest Purchaser LLC

CoreVest American Finance BPH LLC

CAF Bridge Borrower AR, LLC

CAF Bridge Borrower AX, LLC

CAF Bridge REO Borrower AX, LLC

CAF Bridge Borrower CH, LLC

CAF Bridge Borrower FIG, LLC**

CAF Bridge Borrower MS, LLC

CAF Bridge Borrower MS 2, LLC*

CAF Bridge Borrower GS, LLC

CAF Bridge Borrower MGPM, LLC*

CAF Bridge Borrower WF, LLC

CAF Bridge Borrower WF CRE, LLC**

CAF Bridge Borrower WF Static, LLC**

CAF Bridge Borrower WF-N, LLC

CAF Bridge Borrower SB, LLC**

CAF Bridge Holdings AR, LLC

CAF Bridge Lending LLC*

CAF Bridge Depositor, LLC

CAFL 2021-RTL1 Issuer, LLC

CAFL 2022-RTL1 Issuer, LLC

CAFL 2023-RTL1 Issuer, LLC

CAFL 2024-RTL1 Issuer, LLC

CAFL 2024-RTL1 Issuer, LP

CAFL 2024-RTL1 Retention Holder, LP

CAFL 2021-RTL1 REO Issuer, LLC

CAFL 2022-RTL1 REO Issuer, LLC

CAFL 2025-RRTL1 Issuer, LP

CAFL 2025-RRTL2 Issuer, LP

CAFL 2024-RTL1 REO Issuer, LLC

Schedule 5

CAFL 2023-RTL1 REO Issuer, LLC

CF CoreVest MHL Investor LLC**

CF CoreVest MHL HE Assets LLC**

CF CoreVest MHL MTMY Assets LLC**

CF CoreVest Holdings I LLC

CoreVest American Finance Lender LLC

CAF National LLC

CF CoreVest UST Asset Investor I LLC

CAF Hedge MS, LLC*

CAF Hedge GS, LLC*

CoreVest Purchaser 2, LLC

CoreVest American Finance Depositor LLC

CAF Borrower GS, LLC

CAF Term Borrower AX, LLC

CAF Term REO Borrower AX, LLC

CAF Term Borrower CH, LLC

CAF Term Borrower MS, LLC

CAF Term Borrower WF, LLC

CAF Term Borrower WF-N, LLC

CAF Term Borrower SB, LLC*

CAF REO-1, LLC

CAF REO-2, LLC

Redwood Horizons Fund Manager, LLC

Redwood Horizons GP, LP

RWT Horizons Fund I, LP

Redwood HEI Seller 1, LLC

Riverbend Funding, LLC

RF Warehouse I, LLC**

RF Warehouse II, LLC**

Riverbend Series 1, LLC

Riverbend Series 2, LLC

Riverbend Series 3, LLC

Riverbend Lending, LLC**

Flip Funder, LLC*

RWT Risk Services, LLC*

RWT Financial Services, LLC*

RCMC Senior Financing, LLC*

RCMC Senior Financing, II, LLC*

RCMC MF-I, LLC*

RCMC One West, LLC*

RCMC/Malkin One West JV, LLC*

RCMC 2012-1 CREL1, LLC*

Redwood Commercial Financing (REIT) LLC*

BDS RWT KS07 LLC*

BDS RWT KW02 LLC*

RWT LLC*

Schedule 5

Redwood Opportunity Fund LP*

Redwood Opportunity Master Fund LP*

RWT Value LLC*

Redwood Value Fund LP*

Redwood Value Master Fund LP*

Sequoia Mortgage Trust 1*

Sequoia Mortgage Trust 2*

Sequoia Mortgage Trust 3*

Sequoia Mortgage Trust 4*

Sequoia Mortgage Trust 5*

Sequoia Mortgage Trust 6*

Sequoia Mortgage Trust 7*

Sequoia Mortgage Funding Trust 2003-A*

Sequoia Mortgage Funding Trust 2004-A*

Sequoia HELOC Trust 2004-1*

Sequoia Mortgage Funding Company 2002-A*

Sequoia Mortgage Funding Company 2002-B*

Aspire RWT, LLC

Aspire 3P, LLC

Oaktree Sequoia Bridge Borrower GS, LLC

Oaktree Sequoia Bridge Borrower CH, LLC

Oaktree Sequoia Bridge Finance, LLC

RWT Bridge Venture Holdings, LLC

4455 Alvin Dark Ave, LLC

RWT Venture Holdings II, LLC

6750 Franklin Road Holdings, LLC

Schedule 5

Schedule 6

List of Taxable REIT Subsidiaries

(* = Dissolved, Sold or Inactive)

RWT Holdings, Inc.

RWT Holdings REIT, Inc.

Sequoia Residential Funding, Inc.

Redwood Asset Management, Inc.

Aspire HEI, Inc.

Redwood Residential Acquisition Corporation

RRAC-NY Holdings, Inc.

Redwood Millennium Funding, Inc.

Redwood BPL Capital, Inc.*

5 Arch Funding Corp.*

CF CoreVest UB Cayman Ltd.*

Juniper Holdings, Inc.*

Redwood Commercial Funding, Inc.*

Redwood Financial Services, Inc.*

Redwood Mortgage Funding, Inc.*

Redwood Offshore Opportunity Fund, LP*

Redwood Offshore Value Fund, LP*

Redwood Residential Funding, Inc.*

Tanoak Asset Management, Inc.*

Acacia CDO 1, Ltd.*

Acacia CDO 2, Ltd.*

Acacia CDO 3, Ltd.*

Acacia CDO 4, Ltd.*

Acacia CDO 5, Ltd.*

Acacia CDO 6, Ltd.*

Acacia CDO 7, Ltd.*

Acacia CDO 8, Ltd.*

Acacia CDO 9, Ltd.*

Acacia CDO 10, Ltd.*

Acacia CDO 11, Ltd.*

Acacia CDO 12, Ltd.*

Acacia CDO 13, Ltd.*

Acacia Option ARM 1 CDO, Ltd.*

Acacia CRE CDO 1, Ltd.*

Acacia CRE CDO 2, Ltd.*

Crest G-Star 2001-2A, Ltd.*

GSAA 2006-NIM8, LTD

Markov CDO I, Ltd*

Millstone III CDO, Ltd.*

Millstone IV CDO, Ltd.*

RESIX Finance Limited*

Madrona LLC*

Madrona Residential Funding LLC*

Schedule 6

Annex B

Time of Sale Information

1.	Free writing prospectus containing the terms of the Securities, substantially in the form of Annex C.

Annex B

Annex C

Pricing Term Sheet

Redwood Trust, Inc.

$100,000,000 principal amount of

9.500% Senior Notes due 2030

(the “Offering”)

Pricing Term Sheet

November 17, 2025

The information in this pricing term sheet relates only to the Offering and should be read together with the preliminary prospectus supplement dated November 17, 2025 (the “Preliminary Prospectus Supplement”) relating to the Offering, including the documents incorporated by reference therein and the related base prospectus dated March 3, 2025, each filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended. As used in this pricing term sheet, “Issuer,” “we,” “our” and “us” refer to Redwood Trust, Inc. and not to its subsidiaries.

Issuer:	Redwood Trust, Inc., a Maryland corporation

Title of the Securities:	9.500% Senior Notes due 2030 (the “Notes”)

Type of Offering:	SEC Registered

Principal Amount:	$100,000,000 (4,000,000 units, each unit representing $25) (plus up to an additional $15,000,000 (600,000 units, each unit representing $25) if the underwriters exercise their option to purchase additional notes to cover over-allotments, if any)

Type of Note:	Fixed rate note

Stated Maturity Date:	December 1, 2030, unless redeemed prior to maturity

Interest Rate:	9.500%

Trade Date:	November 17, 2025

Settlement Date:	November 19, 2025 (T+2)

Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to their delivery will be required, by virtue of the fact that the Notes will initially settle T+2 to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes prior to their date of delivery should consult their own advisors.

Annex C

Interest Payment Dates:	Each March 1, June 1, September 1 and December 1, commencing on March 1, 2026. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest Periods:	The initial interest period will be the period from and including November 19, 2025, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Day Count Basis:	360-day year of twelve 30-day months

Issue Price:	$25.00

Price to Issuer:	$24.2125

Use of Proceeds:	The Company expects that the net proceeds from this offering will be approximately $96.4 million (or approximately $110.9 million if the underwriters exercise their over-allotment option in full) after deducting the underwriting discount and commissions and our estimated expenses. The Company intends to use the net proceeds from the Offering for general corporate purposes, including funding its operating businesses and investment activities, such as its Sequoia, Aspire, and CoreVest mortgage banking platforms, acquiring related assets for its Redwood Investments portfolio, and pursuing strategic acquisitions and investments. See “Use of Proceeds” in the Preliminary Prospectus Supplement.

Denominations:	$25.00 and integral multiples of $25.00 in excess thereof or in units (each unit representing $25)

Optional Redemption:	The Notes may be redeemed at the Company's option, in whole or in part, at any time and from time to time, on or after December 1, 2027 at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. No “sinking fund” is provided for the Notes, which means that the Company is not required to redeem or retire the Notes periodically.

Annex C

Change of Control Offer to Repurchase:	If a “Change of Control Repurchase Event” (as defined in the Preliminary Prospectus Supplement) occurs, the Company must offer to repurchase the Notes at a purchase price equal to 101% of the principal amount plus accrued and unpaid interest to, but excluding, the repurchase date.

CUSIP / ISIN:	CUSIP: 758075 857 ISIN: US7580758578

Listing:	The Company intends to apply to list the Notes on the New York Stock Exchange under the trading symbol “RWTQ” and expects trading of the Notes to commence within 30 days after November 19, 2025, the original issue date.

Joint Book-Running Managers:	Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC, Wells Fargo Securities, LLC, Keefe, Bruyette & Woods, Inc. and Piper Sandler & Co.

Co-Managers:	Citizens JMP Securities, LLC and Seaport Global Securities LLC

Trustee:	Wilmington Trust, National Association

This communication is intended for the sole use of the person to whom it is provided by the Issuer. The Issuer has filed a registration statement (including a base prospectus dated March 3, 2025) and a preliminary prospectus supplement dated November 17, 2025 with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and related preliminary prospectus supplement if you request them from Morgan Stanley & Co. LLC toll-free at 1-866-718-1649, Goldman Sachs & Co. LLC toll-free at (866) 471-2526, RBC Capital Markets, LLC toll-free at 1-866-375-6829, UBS Securities LLC toll-free at 1-833-481-0269, Wells Fargo Securities, LLC toll-free at 1-800-645-3751, Keefe, Bruyette & Woods, Inc. at 1-800-966-1559, or Piper Sandler & Co. toll-free at 1-866-805-4128.

Annex C